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                                                                    EXHIBIT 23.2


                            INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Herbalife International, Inc. on Form S-3 of our report dated February 12, 1996, appearing in the Annual Report on Form 10-K of Herbalife International, Inc. for the year ended December 31, 1995 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


DELOITTE & TOUCHE LLP

Los Angeles, CA
February 4, 1997